Exhibit 8.1

List of subsidiaries of BHP Billiton Limited and BHP Billiton Plc

No.	Company Name	Country
1	141 Union Company	United States
2	A & BP Co Pty Ltd	Australia
3	Advalloy (Proprietary) Limited	South Africa
4	African Metals Limited	South Africa
5	Albion Downs Pty Limited	Australia
6	Aluminium Consortium Venezuela B.V.	Netherlands
7	Anglo Potash Limited	Canada
8	Araguaia Participações Ltda	Brazil
9	Astra Explorations & Mining Company (Proprietary) Limited (In deregistration March 2007)	Botswana
10	Atlas Steels Company Limited	Canada
11	Auvernier Limited (In liquidation 30 June 2004)	United Kingdom
12	Baniettor Mining (Proprietary) Limited	South Africa
13	BHP Billiton (BVI) Limited	Virgin Islands, British
14	BHP Billiton (China) Pty Ltd	Australia
15	BHP Billiton (Nouvelle-Caledonie) SAS	New Caledonia
16	BHP Billiton (Trinidad-2C) Limited	Canada
17	BHP Billiton (Trinidad) Holdings Limited	Saint Lucia
18	BHP Billiton (Trinidad-3A) Limited	Trinidad and Tobago
19	BHP Billiton (Trinidad-3B) Corp.	Canada
20	BHP Billiton (UK) Limited	United Kingdom
21	BHP Billiton Agnew Mining Company Pty Ltd	Australia
22	BHP Billiton Aluminium (RAA) Pty Ltd	Australia
23	BHP Billiton Aluminium (Worsley) Pty Ltd	Australia
24	BHP Billiton Aluminium Australia Pty Ltd	Australia
25	BHP Billiton Aluminium Limited	United Kingdom
26	BHP Billiton Aluminium Projects (Pty) Ltd (In deregistration 24 June 09)	South Africa
27	BHP Billiton Aluminium Technologies Limited	Jersey
28	BHP Billiton Aluminium Vietnam Jersey Limited	Jersey
29	BHP Billiton Aluminium Vietnam UK Limited	United Kingdom
30	BHP Billiton Australia Investment 3 Pty Ltd	Australia
31	BHP Billiton Australia UK Finance Limited	Virgin Islands, British
32	BHP Billiton Boliviana de Petroleo Inc.	United States
33	BHP Billiton Brasil Investimentos Ltda.	Brazil
34	BHP Billiton Brasil Ltda	Brazil
35	BHP Billiton Canadian Finance Inc.	Canada
36	BHP Billiton Capital Inc.	United States
37	BHP Billiton CBM Investments Pty Ltd	Australia
38	BHP Billiton Chile Inversiones Limitada	Chile
39	BHP Billiton China Limited	Hong Kong
40	BHP Billiton China Logistics Pty Ltd	Australia
41	BHP Billiton Community Limited	Australia
42	BHP Billiton Company B.V.	Netherlands
43	BHP Billiton Diamonds (Belgium) N.V.	Belgium
44	BHP Billiton Diamonds (Eurasia) LLC	Russia
45	BHP Billiton Diamonds Australia Pty Ltd	Australia
46	BHP Billiton Diamonds Holdings Limited	Virgin Islands, British

No.	Company Name	Country
47	BHP Billiton Diamonds Inc.	Canada
48	BHP Billiton Direct Reduced Iron Pty Limited	Australia
49	BHP Billiton Employee Plan Pty Ltd	Australia
50	BHP Billiton Energy Coal (UK) Limited	United Kingdom
51	BHP Billiton Energy Coal Australia Pty Ltd	Australia
52	BHP Billiton Energy Coal Chile Limited	United Kingdom
53	BHP Billiton Energy Coal Inc.	United States
54	BHP Billiton Energy Coal South Africa Limited	South Africa
55	BHP Billiton Eurasia B.V.	Netherlands
56	BHP Billiton Executive Services Company Pty Limited	Australia
57	BHP Billiton Finance (USA) B.V.	Netherlands
58	BHP Billiton Finance (USA) Limited	Australia
59	BHP Billiton Finance Australia Limited	Virgin Islands, British
60	BHP Billiton Finance B.V.	Netherlands
61	BHP Billiton Finance Limited	Australia
62	BHP Billiton Finance Plc	United Kingdom
63	BHP Billiton Finance South Africa Limited	Virgin Islands, British
64	BHP Billiton Foreign Holdings Inc.	United States
65	BHP Billiton Global Aluminium Technology (Proprietary) Limited (In deregistration 24 June 09)	South Africa
66	BHP Billiton Great Boulder Mines Pty Ltd	Australia
67	BHP Billiton Group (BVI) Limited	Virgin Islands, British
68	BHP Billiton Group Limited	United Kingdom
69	BHP Billiton Group Operations Pty Ltd	Australia
70	BHP Billiton Holdings B.V.	Netherlands
71	BHP Billiton Holdings Limited	United Kingdom
72	BHP Billiton Innovation Pty Ltd	Australia
73	BHP Billiton International Development Limited	United Kingdom
74	BHP Billiton International Metals B.V.	Netherlands
75	BHP Billiton International Services Limited	United Kingdom
76	BHP Billiton International Trading (Shanghai) Co., Ltd.	China
77	BHP Billiton Investment Holdings Limited	United Kingdom
78	BHP Billiton Iron Ore Pty Limited	Australia
79	BHP Billiton Japan Limited	Japan
80	BHP Billiton Jersey Limited	Jersey
81	BHP Billiton Korea Co., Ltd.	Korea, Republic of
82	BHP Billiton LNG International Inc.	United States
83	BHP Billiton Lonsdale Investments Pty Ltd	Australia
84	BHP Billiton Marine & General Insurances Pty Ltd	Australia
85	BHP Billiton Marketing AG	Switzerland
86	BHP Billiton Marketing Asia Pte Ltd.	Singapore
87	BHP Billiton Marketing B.V.	Netherlands
88	BHP Billiton Marketing Inc.	United States
89	BHP Billiton Marketing Investments ApS	Denmark
90	BHP Billiton Marketing Investments Limited	United Kingdom
91	BHP Billiton Marketing Services India Pvt Ltd	India
92	BHP Billiton Marylebone B.V.	Netherlands
93	BHP Billiton Metais SA	Brazil
94	BHP Billiton Metall GmbH (In liquidation 1 February 2007)	Germany
95	BHP Billiton Minerals Pty Ltd	Australia
96	BHP Billiton Named Corporation	Canada

No.	Company Name	Country
97	BHP Billiton Nickel Nouvelle Caledonie SAS	New Caledonia
98	BHP Billiton Nickel Operations Pty Ltd	Australia
99	BHP Billiton Nickel West Pty Ltd	Australia
100	BHP Billiton Olympic Dam Copper Pty Ltd	Australia
101	BHP Billiton Olympic Dam Corporation Pty Ltd	Australia
102	BHP Billiton Olympic Dam Gold Pty Ltd	Australia
103	BHP Billiton Olympic Dam Marketing Pty Ltd	Australia
104	BHP Billiton Olympic Dam Operations Pty Ltd	Australia
105	BHP Billiton Olympic Dam Uranium Pty Ltd	Australia
106	BHP Billiton Overseas Holdings Limited (In liquidation 30 June 2004)	United Kingdom
107	BHP Billiton Paddington Limited	United Kingdom
108	BHP Billiton Petroleum (Americas) Inc.	United States
109	BHP Billiton Petroleum (Australia) Pty Ltd	Australia
110	BHP Billiton Petroleum (Bass Strait) Pty Ltd	Australia
111	BHP Billiton Petroleum (China) Corp.	Canada
112	BHP Billiton Petroleum (Colombia) Corporation	Canada
113	BHP Billiton Petroleum (Deepwater) Inc.	United States
114	BHP Billiton Petroleum (Denmark) ApS	Denmark
115	BHP Billiton Petroleum (Falkland) Corporation	Canada
116	BHP Billiton Petroleum (GOM) Inc.	United States
117	BHP Billiton Petroleum (India) Corporation	Canada
118	BHP Billiton Petroleum (International Exploration) Pty Ltd	Australia
119	BHP Billiton Petroleum (Laurentian) Corporation	Canada
120	BHP Billiton Petroleum (Netherlands) B.V.	Netherlands
121	BHP Billiton Petroleum (New Ventures) Corporation	Canada
122	BHP Billiton Petroleum (North West Shelf) Pty Ltd	Australia
123	BHP Billiton Petroleum (Philippines) Corporation	Canada
124	BHP Billiton Petroleum (Pilbara LNG) Pty Ltd	Australia
125	BHP Billiton Petroleum (Pipelines Investments) Pty Ltd	Australia
126	BHP Billiton Petroleum (Sabah) Corporation	Canada
127	BHP Billiton Petroleum (South Africa) LLC	Saint Kitts and Nevis
128	BHP Billiton Petroleum (Victoria) Pty Ltd	Australia
129	BHP Billiton Petroleum (Vietnam) Corporation	Canada
130	BHP Billiton Petroleum Great Britain Limited	United Kingdom
131	BHP Billiton Petroleum Holdings (USA) Inc.	United States
132	BHP Billiton Petroleum Holdings LLC	United States
133	BHP Billiton Petroleum International Pty Ltd	Australia
134	BHP Billiton Petroleum Investments (Great Britain) Pty Ltd	Australia
135	BHP Billiton Petroleum Limited	United Kingdom
136	BHP Billiton Petroleum Pty Ltd	Australia
137	BHP Billiton Petroleum Trading and Marketing Inc.	United States
138	BHP Billiton Petroleum Trading and Marketing Pty Ltd	Australia
139	BHP Billiton PNG Services Limited	Papua New Guinea
140	BHP Billiton Properties (Proprietary) Limited	South Africa
141	BHP Billiton Raw Materials Limited	South Africa
142	BHP Billiton Resources (China) Pty Ltd	Australia
143	BHP Billiton Resources Exploration Pty Ltd	Australia
144	BHP Billiton Resources International (RSA) Pty Ltd	Australia
145	BHP Billiton Resources Marketing Pty Ltd	Australia
146	BHP Billiton SA Holdings Limited	South Africa
147	BHP Billiton SA Investments Limited	United Kingdom

No.	Company Name	Country
148	BHP Billiton SA Limited	South Africa
149	BHP Billiton Services Jersey Limited	Jersey
150	BHP Billiton Shared Business Services Pty Ltd	Australia
151	BHP Billiton Shared Services Malaysia Sdn. Bhd.	Malaysia
152	BHP Billiton South Africa (Jersey) Limited	Jersey
153	BHP Billiton South Africa Holdings B.V.	Netherlands
154	BHP Billiton SSM Development Pty Ltd	Australia
155	BHP Billiton SSM Hallmark Inc	Philippines
156	BHP Billiton SSM Indonesia Holdings Pty Ltd	Australia
157	BHP Billiton SSM Indonesia Pte Ltd	Singapore
158	BHP Billiton SSM International Pty Ltd	Australia
159	BHP Billiton SSM Technology Pty Limited	Australia
160	BHP Billiton Sustainable Communities	United Kingdom
161	BHP Billiton Taiwan Limited	Taiwan, Province of China
162	BHP Billiton UK Holdings Limited	Virgin Islands, British
163	BHP Billiton UK Investments Limited	Virgin Islands, British
164	BHP Billiton WAIO Pty Ltd	Australia
165	BHP Billiton Wesminco Oil Pty Ltd	Australia
166	BHP Billiton Western Mining Holdings Pty Ltd	Australia
167	BHP Billiton Western Mining Innovation Pty Ltd	Australia
168	BHP Billiton Western Mining Resources International Pty Ltd	Australia
169	BHP Billiton Westmin Talc Pty Ltd	Australia
170	BHP Billiton World Exploration Inc.	Canada
171	BHP Billiton Worsley Alumina Pty Ltd	Australia
172	BHP Billiton Yakabindie Nickel Pty Ltd	Australia
173	BHP Billiton Yeelirrie Development Company Pty Ltd	Australia
174	BHP Billiton Yeelirrie Management Services Pty Ltd	Australia
175	BHP Canadian Diamonds Company	Canada
176	BHP Capital No. 20 Pty Limited	Australia
177	BHP Chile Inc.	United States
178	BHP Coal Holdings Pty Limited	Australia
179	BHP Coal Pty Ltd	Australia
180	BHP Copper Inc.	United States
181	BHP Development Finance Pty Ltd	Australia
182	BHP Escondida Inc.	United States
183	BHP Finance (International) Inc.	United States
184	BHP Finance (Investments) USA Inc.	United States
185	BHP Finance Investments (I) Pty Ltd (In liquidation 30 June 2004)	Australia
186	BHP Financial Services (UK) Limited	Guernsey
187	BHP Group Resources Pty Limited	Australia
188	BHP Hawaii Inc.	United States
189	BHP Holdings (International) Inc.	United States
190	BHP Holdings (Resources) Inc.	United States
191	BHP Holdings (USA) Inc.	United States
192	BHP Holdings International (Investments) Inc.	United States
193	BHP Internacional Participacoes Ltda	Brazil
194	BHP International Finance Corp.	United States
195	BHP Iron Ore (Jimblebar) Pty Ltd	Australia
196	BHP Khanij Anveshana Pvt Limited	India
197	BHP Mineral Resources Inc.	United States
198	BHP Minerals Asia Inc.	United States

No.	Company Name	Country
199	BHP Minerals Asia Pacific Pty Ltd	Australia
200	BHP Minerals Europe Limited	United Kingdom
201	BHP Minerals Exploration Inc.	United States
202	BHP Minerals Ghana Inc.	United States
203	BHP Minerals Holdings Proprietary Limited	Australia
204	BHP Minerals India Pvt Limited	India
205	BHP Minerals International Exploration Inc.	United States
206	BHP Minerals International LLC	United States
207	BHP Minerals Pacific Inc.	United States
208	BHP Minerals Service Company	United States
209	BHP Mitsui Coal Pty. Ltd.	Australia
210	BHP Navajo Coal Company	United States
211	BHP Nominees Investments No 3 Pty Ltd (In liquidation 30 June 2003)	Australia
212	BHP Peru Holdings Inc.	United States
213	BHP Petroleum (Argentina) S.A.	Argentina
214	BHP Petroleum (Ashmore Operations) Pty Ltd	Australia
215	BHP Petroleum (Cambodia) Pty Ltd	Australia
216	BHP Petroleum (Pakistan) Pty Ltd	Australia
217	BHP Petroleum (Tankers) Limited	Bermuda
218	BHP Petroleum (U.K.) Corporation	United States
219	BHP Petroleum North Sea Limited (In liquidation 4 July 2007)	United Kingdom
220	BHP Queensland Coal Investments Pty Limited	Australia
221	BHP Queensland Coal Limited	United States
222	BHP Resources Inc.	United States
223	BHP Titanium Minerals Pty Ltd	Australia
224	BHP Venezuela DRI Limited (In liquidation)	United Kingdom
225	BHP Venezuela Inc.	United States
226	BHPB Freight Pty Ltd	Australia
227	Billiton (RA) B.V.	Netherlands
228	Billiton Aluminium SA Limited	South Africa
229	Billiton Argentina B.V.	Netherlands
230	Billiton Australia Finance Pty Ltd	Australia
231	Billiton Australia Holdings B.V.	Netherlands
232	Billiton Chile B.V.	Netherlands
233	Billiton Coal Australia Holdings B.V.	Netherlands
234	Billiton Coal SA Limited	South Africa
235	Billiton Development (Zambia) Limited	Zambia
236	Billiton Development B.V.	Netherlands
237	Billiton E & D 3 B.V.	Netherlands
238	Billiton Executive Pension Scheme Trustee Limited	United Kingdom
239	Billiton Exploration and Mining Indonesia B.V.	Netherlands
240	Billiton Exploration Australia Pty Limited	Australia
241	Billiton Guinea B.V.	Netherlands
242	Billiton Indonesia Holdings B.V.	Netherlands
243	Billiton Intellectual Property B.V.	Netherlands
244	Billiton Investment 1 B.V.	Netherlands
245	Billiton Investment 12 B.V.	Netherlands
246	Billiton Investment 13 B.V.	Netherlands
247	Billiton Investment 15 B.V.	Netherlands
248	Billiton Investment 2 B.V.	Netherlands
249	Billiton Investment 3 B.V.	Netherlands

No.	Company Name	Country
250	Billiton Investment 7 B.V.	Netherlands
251	Billiton Investment 8 B.V.	Netherlands
252	Billiton Investment 9 B.V.	Netherlands
253	Billiton Investments Ireland Limited	Ireland
254	Billiton Manganese Australia Pty Ltd	Australia
255	Billiton Manganese Holdings B.V.	Netherlands
256	Billiton Marketing France SARL	France
257	Billiton Marketing Holding B.V.	Netherlands
258	Billiton Marketing Investments B.V.	Netherlands
259	Billiton Nickel (Ravensthorpe) Pty Limited	Australia
260	Billiton Nickel Holdings B.V.	Netherlands
261	Billiton Suriname Holdings B.V.	Netherlands
262	Broadmeadow Mine Services Pty Limited	Australia
263	Broken Hill Proprietary (USA) Inc.	United States
264	Broken Hill Proprietary Billiton Mongolia LLC	Mongolia
265	Bulkers Limited	Liberia
266	Carson Hill Gold Mining Corporation	United States
267	Cerro Matoso Holdings (BVI) Limited	Virgin Islands, British
268	Cerro Matoso SA	Colombia
269	Chaco Valley Energy LLC	United States
270	Coal Mines Australia Pty Ltd	Australia
271	Compania Minera Cerro Colorado Limitada	Chile
272	Conicol BVI Limited	Virgin Islands, British
273	Consolidated Nominees (Proprietary) Limited	South Africa
274	Consórcio Santos Luz de Imóveis Ltda	Brazil
275	Corridor Sands Limitada	Mozambique
276	County Shipping Company Limited	Hong Kong
277	D & H Coal Limited	South Africa
278	Dampier Coal (Queensland) Pty Limited	Australia
279	Danjan (Proprietary) Limited	South Africa
280	Dendrobium Coal Pty Ltd	Australia
281	Dia Met Minerals (Africa) Limited	Cayman Islands
282	Donkerpoort Iron Limited	South Africa
283	Douglas Colliery Limited	South Africa
284	Douglas Colliery Services Limited	South Africa
285	Electrolytic Metal Corporation (Proprietary) Limited	South Africa
286	Emaswati Holding Company (Pty) Limited	Swaziland
287	Empresa de Mineracao Jacui Ltda	Brazil
288	Empresa de Mineracao Seara Ltda.	Brazil
289	Endeavour Coal Pty Ltd	Australia
290	Ermelo Mines Services (Proprietary) Limited	South Africa
291	Esidulini (Proprietary) Limited	South Africa
292	Federale Prospekteerders Beperk	South Africa
293	Gard Australia Pty Ltd	Australia
294	Gard Holdings Limited	Virgin Islands, British
295	Gengro Limited	South Africa
296	Global BHP Copper Ltd.	Cayman Islands
297	Groote Eylandt Mining Company Pty Ltd	Australia
298	Haematite Pty Limited (In liquidation 12 December 2008)	Australia
299	Hamilton Brothers Corporation	United States
300	Hamilton Brothers Exploration Company	United States

No.	Company Name	Country
301	Hamilton Brothers Oil and Gas Corporation (Liquidated but not Dissolved)	United States
302	Hamilton Brothers Petroleum Corporation	United States
303	Hamilton Oil Company Inc.	United States
304	Hard Carbon Limited	Jersey
305	Hay Point Services Pty Limited	Australia
306	Hillside Aluminium Limited	South Africa
307	Honeybourne Investments Pty Ltd	Australia
308	Hotazel Manganese Mines (Proprietary) Limited	South Africa
309	Hunter Valley Energy Coal Pty Ltd	Australia
310	Illawarra Coal Holdings Pty Ltd	Australia
311	Illawarra Services Pty Ltd	Australia
312	Ingwe Housing Association	South Africa
313	Ingwe Surface Holdings Limited	South Africa
314	IPS USA, Inc.	United States
315	Jenipapo Recursos Naturais S.A.	Brazil
316	Kangwane Anthracite (Proprietary) Limited	South Africa
317	Keliney Closed Joint Stock Company	Russia
318	Kendilo Coal LLC	United States
319	Main Street 58 (Proprietary) Limited	South Africa
320	Manganese Metal Company (Proprietary) Limited	South Africa
321	Manhattan Syndicate Limited	South Africa
322	Manitoba Potash Corporation	Canada
323	Marcona International, S.A.	Panama
324	McAlpine S.A. Limited	South Africa
325	Middelburg Mine Services (Proprietary) Limited	South Africa
326	Middelplaats Manganese Limited	South Africa
327	Mine and Smelter Investments (Proprietary) Limited	South Africa
328	Minera BHP Billiton, S.A. de C.V.	Mexico
329	Minera Escondida Ltda	Chile
330	Minera Spence SA	Chile
331	Mineracao Wesminas Ltda (in liquidation)	Brazil
332	Minsaco Investments Pty Ltd	Australia
333	Mosbay Management Company (Pty) Limited (In deregistration 19 June 2009)	South Africa
334	Mt Arthur Coal Pty Limited	Australia
335	Mt Arthur Underground Pty Ltd	Australia
336	Natural Diamond Company Limited	Jersey
337	Newcoal Generacion S.A.	Chile
338	Noumea Entreprises S.A.	New Caledonia
339	Oy Alwima Limited	Finland
340	P & DP Co Pty Ltd	Australia
341	P R I Eastern Limited	Cook Islands
342	Pering Mine Services Holdings (Proprietary) Limited	South Africa
343	Pienaarsrivier Mynboumaatskappy Beperk	South Africa
344	Pilbara Gas Pty Limited	Australia
345	Prairie Potash Corporation	Canada
346	PT BHP Billiton Indonesia	Indonesia
347	PT BHP Billiton Services Indonesia	Indonesia
348	PT Billiton Indonesia	Indonesia
349	PT Juloi Coal	Indonesia
350	PT Kalteng Coal	Indonesia

No.	Company Name	Country
351	PT Kendilo Coal Indonesia	Indonesia
352	PT Lahai Coal	Indonesia
353	PT Maruwai Coal	Indonesia
354	PT Pari Coal	Indonesia
355	PT Ratah Coal	Indonesia
356	PT Sumber Barito Coal	Indonesia
357	QNI International Pty Ltd	Australia
358	QNI Nickel (WA) Pty Limited	Australia
359	QNI Philippines Inc	Philippines
360	QNI Superannuation Nominees Pty Ltd (In liquidation 12 June 2007)	Australia
361	QNI Western Australia Pty Ltd	Australia
362	RAL Cayman Inc.	Cayman Islands
363	Ravensthorpe Nickel Operations Pty Limited	Australia
364	Richards Bay Mining (Proprietary) Limited	South Africa
365	Richards Bay Mining Holdings (Proprietary) Limited	South Africa
366	Richbay Mine Holdings (Proprietary) Limited	South Africa
367	Richbay Smelter Holdings (Proprietary) Limited	South Africa
368	Rietspruit Mine Services (Pty) Limited	South Africa
369	Rio Algom Exploration Inc.	Canada
370	Rio Algom Investments (Chile) Inc	Canada
371	Rio Algom Ireland Limited (in liquidation)	Ireland
372	Rio Algom Limited	Canada
373	Rio Algom Mining LLC	United States
374	Rio Algom Namibia (Proprietary) Limited	Namibia
375	Riocerro Inc	Cayman Islands
376	Riochile Inc	Cayman Islands
377	Roedtan Mining Company Limited	South Africa
378	Samancor AG	Switzerland
379	Samancor Gabon SA	Gabon
380	Samancor Holdings (Proprietary) Limited	South Africa
381	Samancor Manganese (Proprietary) Limited	South Africa
382	San Felipe Mining Limited	Virgin Islands, British
383	San Juan Coal Company	United States
384	San Juan Transportation Company	United States
385	San Manuel Arizona Railroad Company	United States
386	Savage & Lovemore Mining (Proprietary) Limited	South Africa
387	Settlers Mynboumaatskappy Beperk	South Africa
388	Sociedade Geral de Mineracao de Mocambique S.A.R.L.	Mozambique
389	Southeastern Petroleum Sales Corporation	United States
390	Stein Insurance Company Limited	Guernsey
391	Tasmanian Electro Metallurgical Company Pty Ltd	Australia
392	Terra Nominees (Proprietary) Limited	South Africa
393	The Broken Hill Proprietary Company Pty Ltd	Australia
394	The Norwegian Oil Corporation (DNO-U.S.)	United States
395	The World Marine & General Insurance Plc	United Kingdom
396	Tonmet AG	Switzerland
397	Transkei Granite Holdings (Proprietary) Limited	South Africa
398	Transvaal and Delagoa Bay Investment Company Limited	South Africa
399	UMAL Consolidated Pty Limited	Australia
400	Venezuela Aluminium Holding B.V.	Netherlands
401	Westchester Insurance Company (Proprietary) Limited	South Africa

No.	Company Name	Country
402	Western Complex Coal (Pty) Ltd	South Africa
403	Western Hog Ranch Company	United States
404	Western Venture, Inc.	United States
405	Westmin Talc (U.K.) (In liquidation 30 October 2008)	United Kingdom
406	Westminer Insurance Pte Ltd	Singapore
407	WMC (Argentina) Inc.	United States
408	WMC (Liberia) Limited	Hong Kong
409	WMC (Mineral Sands) Limited	Jersey
410	WMC (Peru) Inc.	United States
411	WMC Corporate Services Inc.	United States
412	WMC Exploration Inc.	United States
413	WMC Finance (USA) Limited	Australia
414	WMC Finance Limited	Australia
415	WMC Mineracao Ltda.	Brazil
416	WMC Pty Ltd	Australia
417	WMC Resources (Namibia) (Proprietary) Limited	Namibia
418	WMC Resources Marketing (UK) Limited (In liquidation 22 May 2006)	United Kingdom
419	WMC Resources Marketing Limited	Canada
420	WMC Securities Pty Ltd	Australia